Exhibit 99.1
HIBBETT SPORTS, INC.

AUDIT COMMITTEE CHARTER

I.  Purpose of the Audit Committee

The principal purpose of the Hibbett Sports, Inc. (the "Company") Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities, including its oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements and the qualification, independence and performance of the Company's independent auditor. In connection therewith, the Committee will make regular and timely reports to the Board of the results of its review process as outlined below. The Committee shall foster an environment which encourages open lines of communication and effective working relationships with the Board, management, and independent auditors. Continuous improvement in the Committee's work and the accounting processes of the Company is expected and encouraged, including periodic reviews of this Charter which will be updated as necessary.

II.  Composition of the Audit Committee

The Committee will be comprised of, three or more independent directors appointed by the Board.  Directors may be considered to be independent if they have not participated in the preparation of the Company's financial statements for at least three years and if they meet the independence requirements of the NASDAQ Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission, among other requirements, as determined by the Board. The chairman of the Committee (the "Chairman") will be appointed by the Board.  All members of the Committee shall have a working familiarity with basic finance and accounting practices including the ability to read and understand financial statements.  At least one member of the Committee shall meet the definition of "audit committee financial expert" under the Commission's rules and regulations, and at least one shall meet the NASDAQ requirements for financial sophistication. Each member should be able to adequately perform the Committee's duties and responsibilities as outlined below and be knowledgeable of the Company's business and its financial and other related risks. Committee members may request additional training from management or other sources as desired in order to clarify financial or accounting items. Committee members may participate in Committee meetings in person or via telephone.

III.  Number and Nature of Meetings

The Committee will strive to effectively use valuable meeting time through solid planning by the Chairman, the advance distribution of a highly focused agenda and relevant supplemental materials, if any, that relate to items contained therein.

The Committee will meet at least four times annually or more frequently as circumstances dictate. There will be one meeting to review the proposed audit scope and approach by external auditors. At this meeting the Committee will also meet privately with management for open discussion. At another scheduled meeting, the Committee will review the results of the annual audit, including all required communications. At this meeting, the Committee will meet privately with the independent auditors.

Quarterly, the Committee will review with financial management earnings prior to release and the Form 10-Q prior to filing and annually review the Form 10-K, in accordance with sections VI and VII below. Other special meetings with the Board, management, or independent auditors will be called as necessary and are encouraged to address any concerns or issues that may arise.

IV.  Authority

The Committee shall have the sole authority to appoint or replace the independent auditor. The Committee shall be directly responsible for the compensation and the oversight of the work of the independent auditor (including the resolution of disagreements between management and the independent auditor regarding financial reporting) in preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee and for ordinary administrative expenses of the Committee.

V.  Duties and Responsibilities

To fulfill its responsibilities and duties, the Committee shall perform the following:

1.  Review and assessment of the Internal Control Structure
a.  Evaluate management's tone and responsiveness toward internal controls;
b.  Review the number, nature, and proper implementation by management of internal control recommendations from independent auditors;
c.  Inquire as to the adequacy and effectiveness of information system controls and security;
d.  Continually assess the Committee's effectiveness and consider the appropriateness of any additional means through which the Committee's functions could be enhanced including additional documentation of Company controls, training for Committee members, etc.; and
e.  Specifically inquire of management and independent auditors about significant risks and exposures, review the Company's policies for risk assessment and risk management, and assess the steps management has taken to control such risk to the Company, and discuss the Company's policies and guidelines concerning risk assessment and risk management.

2.  Review and assessment of Financial Reporting
a.  Stay informed of significant accounting and reporting issues;
b.  Review with the independent auditors the integrity of the Company's financial reporting process;
c.  Review with the independent auditors and management new accounting pronouncements and their impact on the financial statements;
d.  Review the accounting treatment of unusual or complex transactions;
e.  Monitor key estimates in financial reporting and assess the degree of management's conservatism or aggressiveness;
f.  Review with management and the independent auditors the annual and interim financial statements and any SEC filings, in accordance with sections VI and VII below;
g.  Evaluate the number and nature of any proposed audit adjustments identified by independent auditors;
h.  Inquire of the independent auditors as to any major adjustments, disagreements, or difficulties encountered in performing the audit; and
i.  Review interim financial statements for consistency, unusual items, etc.

3.  Review and assessment of Compliance with Laws and Regulations
a.  Review the Company's compliance with loan covenants; and
b.  Inquire of management, and legal counsel as necessary, as to any legal or compliance matters, including corporate securities trading policies, that could have a significant impact on the Company's financial statements.

4.  Oversight of the Audit Process
a.  Be responsible for overseeing the Company's audit controls, including the appointment of and evaluation of the independent auditors;
b.  Review the performance and independence of the outside auditors and recommend the annual appointment of the independent auditors to the Board;
c.  Review the adequacy and the quality of the annual audit process;

d.  Review, assess and pre-approve all fees of the Company's independent auditors, whether for audit, audit-related or other matters;
e.  Review the independent auditors' communications to management and its formal statement delineating its relationships with the Company for independence purposes;
f.  Maintain an open dialogue between the Committee and the independent auditor regarding all such relationships; and
g.  Create an environment whereby any audit function (such as the independent auditors, any internal auditors and financial management) has free and open access to the Committee.

5.  Review and assessment of the Company's Code of Conduct and Certain Other Policies
a.  Ensure that a written code of conduct exists, including appropriate procedures so that any concerns regarding possible non-compliance can be brought to the attention of the Committee or the Board, and that policies exist to protect those who raise such concerns; and
b.  Inquire about compliance with the code of conduct, including the number, nature, and resolution of incidents reported through the Company's anonymous response line; and
c.  Review and approve all related person transactions that are required to be disclosed under Item 404 of Regulation S-K.
d.  Review and approve decisions and policies regarding the use of uncleared swaps.

6.  Oversight of complaint procedures and receipt of submissions
a.  Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, including the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

7.  Evaluation of Committee Effectiveness
a.  Evaluating the effectiveness of the Committee, including the independence and competence of its members;
b.  Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval; and
c.  Communicating Committee activities in compliance with applicable Securities and Exchange Commission and relevant stock exchange requirements.

VI.  Financial Statements

Form 10-K.  The Committee shall meet to review, in consultation with management and the independent auditor, the Company's annual financial statements, the independent auditor's report, Management's Report on Internal Control over Financial Reporting, and the Company's disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") to be contained in the annual report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K) prior to the filing of the Form 10-K with the SEC. The Committee shall be responsible for providing the Board with a recommendation as to the inclusion of the Company's financial statements in the Form 10-K.

Form 10-Q.  The Committee shall meet to review, in consultation with management and the independent auditor, the Company's interim financial statements (including disclosures under MD&A), prior to filing each of the Company's Quarterly Reports on Form 10-Q with the SEC.

Scope of Review.

In reviewing the Company's Forms 10-Q and 10-K, the Committee shall meet to review with management and the independent auditor:
·
the certifications required to be made by management in relation to the filings, including regarding any significant deficiencies or weaknesses in the design or operation of the Company's internal control over financial reporting and any fraud, whether or not material, involving management or other employees who have a significant role in the Company's system of internal control;

·	major issues regarding the presentation of, and the clarity of the disclosure in, the Company's financial statements;
·
major issues regarding the Company's accounting principles, including (i) significant changes in the Company's selection or application of its accounting principles, (ii) material questions of choice with respect to the appropriate accounting principles and practices used and to be used in the preparation of the Company's financial statements, including judgments about the quality, not just acceptability, of accounting principles, and (iii) the reasonableness of those significant judgments;

·	significant regulatory and accounting initiatives, including material changes in, or adoptions of, accounting principles and disclosure practices and standards;
·	the effect of off-balance sheet structures on the Company's financial statements;
·	any material analyses prepared by management or the independent auditor regarding the foregoing matters; and
·	any other matters required to be communicated to the Committee by the independent auditor under Generally Accepted Auditing Standards.

VII.  Earnings Releases and Guidance

Review of Releases.  The Committee (or Chairman) shall discuss with management and the independent auditor each of the Company's earnings releases prior to its issuance.

Periodic Review.  In addition, the Committee shall periodically review and discuss with management and the independent auditor the type of presentation and information to be included in the Company's earnings press releases (including, but not limited to, the use of "pro forma" and "non-GAAP" financial information), and earnings guidance provided to analysts and rating agencies.

VIII.  Finance Matters

Review of Financial Structure.  The Committee shall assist the Board in its oversight of the Company's financial structure (including sources and uses of capital), financial condition (including matters such as liquidity, debt levels, financial capacity, credit ratings, and interest rate risk exposure), and capital strategy.

IX.  Limitation of Committee's Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

This charter was adopted by the Company's Board of Directors at their meeting on May 30, 2013.

End of Exhibit 99.1